                                                                   Exhibit 99.13

                             BASIC LEASE INFORMATION
                          CANYON PARK TECHNOLOGY CENTER
                    EXECUTIVE OFFICE BUILDING LEASE AGREEMENT

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
"Lease Date":                   July 26, 2005.

"Tenant":                       Vista, Inc.

"Address of Tenant/Premises":   1569 N. Technology Way Orem, Utah 84097

"Contact":                      Curtis R. Porritt

"Telephone":                    801-902-9500

"Landlord":                     Canyon Park Management Company
                                Agents for: TCU Properties II, LLC, a Utah
                                limited liability company

"Address of Landlord":          1501 North Technology Way
                                Building A, Suite 3300
                                Orem. Utah 84097

"Contact":                      Allen Finlinson - Vice President/GM

"Telephone":                    801-764-0005 Ext 399

"Agency":                       None

"Annual Increases":             $0.50 annual increase on each one-year
                                anniversary of Lease Commencement.

"Base Year":                    2005

"Basic Rental":                 $6,194.25 per month. The Security Deposit shall
                                be equal to the last month's rent.

"Building":                     Building A on the site plan of the Park attached
                                hereto as Exhibit A.

"Building J Auditorium":        Subject to availability and scheduling. Landlord
                                shall allow Tenant four (4) hours of free use of
                                the auditorium in Building J each year. Tenant's
                                free use of such auditorium does not include an
                                A/V technician or additional A/V equipment
                                requested over and above that equipment already
                                available in the auditorium.


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
"Building Services":            Landlord shall provide heating, ventilating and
                                air conditioning (HVAC), electrical, janitorial
                                and security services, and all other services
                                typically provided by Landlords in a "Class A"
                                environment

"Commencement Date":            July 1, 2005

"Expansion Rights":             Tenant will have on-going expansion rights on
                                all space on the 1st floor as it at Canyon Park
                                Technology Center.

"Adjusted Rental":              The sum of the annual Basic Rental and the
                                annual Excess operating Expenses and Excess
                                Taxes.

"Excess Operating Expenses":    (i) The amount by which the Operating Expenses
                                Per Square Foot of RA (defined in Exhibit E
                                attached) for any calendar year or portion
                                thereof during the Lease Term exceeds the
                                Operating Expenses Per Square Foot of RA
                                (defined in Exhibit E attached) during the Base
                                Year multiplied by (ii) the RA of the Premises.

"Excess Taxes":                 The product of (i) the amount by which the Taxes
                                per Square Foot of RA for any calendar year or
                                portion thereof during the Lease Term exceeds
                                the Taxes Per Square Foot of RA during the Base
                                Year, multiplied by (ii) the RA of the Premises.

"Executive Boardroom":          Subject to availability and scheduling, Landlord
                                shall allow Tenant three (3) days of free use
                                (Monday through Friday during business hours) of
                                the executive board room in Building L annually,
                                for company executive use.

"Furniture":                    Landlord shall allow Tenant to use the furniture
                                currently in the Premises at no charge to
                                Tenant, and upon Tenant's reasonable advance
                                request, shall provide at no charge additional
                                furniture from existing inventor) in the Park,
                                provided such furniture is not being used by
                                Landlord or other tenants and subject to
                                availability. Tenant is responsible for all
                                additional setup costs to reconfigure
                                furniture from the current set up and for


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
                                any damage to the furniture, normal wear and tear excepted.

"Lease Rate":                   $13.50 per square foot

"Option to Expand":             Provided that Tenant is not in breach of the
                                Lease and no amount of Basic Rental is past due,
                                Tenant shall have the Option to Expand into
                                35,000 RSF on the Park at the then market rates.
                                With ninety (90) days written notice from Tenant
                                if Landlord is unable to provide reasonably
                                similar expansion space, Landlord will allow
                                Tenant to Terminate this lease.

"Parking":                      Parking shall be open and available on an
                                unreserved basis in the parking areas shown on
                                Exhibit E. Landlord may in its sole discretion
                                designate parking spaces as reserved parking for
                                individual tenants based on each tenant's
                                proportionate premises square footage.

"Permitted Use":                Tenant shall use and occupy the Premises for
                                general and executive offices and for no other
                                use or purpose.

"Premises":                     Offices located on the first floor of the
                                Building. The Premises are shown cross-hatched
                                on the floor plan attached hereto as Exhibit B.

"Rentable Area of the           Approximately 5,506 rentable square feet.
Premises":

"First Right of Refusal":       Provided that Tenant is not in material breach
                                of the Lease and no amount of Basic Rental is
                                past due, Tenant shall have the First Right of
                                Refusal on any space that is vacant or space as
                                it becomes available on the 1st floor (the
                                "First Right of Refusal Space") of Building A
                                during the Lease Term. Tenant's Upon Tenant's
                                receipt of written notice that Landlord has
                                received a bona fide offer (the "Offer") for the
                                lease of any First Right of Refusal Space by a
                                third party, which notice shall include the
                                principal terms of the Offer and shall be
                                delivered by Landlord promptly following
                                Landlord's receipt of an Offer, Tenant shall
                                have


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
                                five (5) business days to provide Landlord with an unequivocal, irrevocable, written commitment to lease said space in the Building. In the event Tenant elects to exercise its First Right of Refusal, such space shall be leased to Tenant upon the terms and conditions set forth in the Offer. If Tenant fails to provide Landlord with such notice within such five (5) business day period, Landlord shall be free to lease the subject First Right of Refusal Space to the third party pursuant to the Offer.

"Security Deposit":             $6,423.67 payable upon execution of the Lease.
                                Tenant currently has a security Deposit of
                                $1,013.54 which will be applied to the Security
                                Deposit above.

"Security Services":            Landlord currently provides basic security
                                services and limited camera surveillance.
                                Landlord shall provide access cards, without
                                charge but subject to a $25.00 deposit for each
                                access card issued to Tenant or Tenant's
                                employees. Cost of access cards are subject to
                                adjustment without notice to Tenant. Each card
                                that needs to be replaced or changed for any
                                reason and that is not returned at the end of
                                the Lease, Landlord shall retain the $25.00
                                deposit on each access card and or bill Tenant
                                for the access cards not returned at the end or
                                termination of the Lease. Landlord will provide
                                one key to the locks on the corridor doors
                                entering the Premises, with additional keys to
                                be furnished by the Landlord at Tenant's
                                expense. The Landlord at Tenant's expense shall
                                provide any keys or lock needed within the
                                Premises. Landlord reserves the right to change
                                these services upon notice.

"Signage":                      Tenant shall have the right to placement on the
                                building monument sign and suite signage to
                                Canyon Park Standard. Tenant shall not place any
                                signs in the lobby or on the building without
                                receiving prior written approval from the
                                Landlord. This shall be consistent with the
                                guidelines and standards established for Canyon
                                Park. Tenant shall have signage rights on the
                                exterior building monument sign, main level
                                lobby directory and


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
                                additional premise entry signage placed there by Landlord only.

"Tenant Improvements":          Tenant accepts the space "As Is" with no Tenant
                                Improvements provided.

"Term":                         The Period commencing on the Commencement Date
                                (as defined below) and, subject to and upon the terms and conditions set forth herein, or in any exhibit or addendum hereto, continuing for 36 calendar months thereafter, provided, however, that if the Commencement Date falls on a date other than (he first day of a calendar month, the expiration date of the primary term shall be extended so as to give effect to the full term specified above in addition to the remainder of the calendar month during which the Commencement
                                Date falls.

Termination Rights:             Tenant shall have the right to terminate this
                                Lease after the twenty fourth month of Basic
                                Lease payment, provided Landlord has received
                                three (3) months prior written notice of
                                unequivocal and irrevocable termination.

The foregoing Basic Lease Information is hereby incorporated into and made a part of the Lease attached hereto (the "Lease").

Each reference in the Lease to any of the information and definitions set forth in the Basic Lease Information shall mean and refer to the information and definitions hereinabove set forth and shall be used in conjunction with and limited by all references thereto in the provisions of the Lease. In the event of any conflict between any Basic Lease Information and the Lease, the Lease shall control.

LANDLORD:                               TCU Properties II, LLC, a Utah limited
                                        liability company


Date: July 26, 2005                     By: /s/ Allen Finlinson
                                            ------------------------------------
                                        Name: Allen Finlinson
                                        Title: Vice President-GM


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TENANT:                                 10x Marketing, a Utah LLC


Date: July 26, 2005                     By: /s/ Curtis R. Porritt
                                            ------------------------------------
                                        Name: Curtis R. Porritt
                                        Title: President


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                          CANYON PARK TECHNOLOGY CENTER
                              OFFICE BUILDING LEASE


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     THIS LEASE is entered into as of this 26th day of July, 2005 (the "Lease
Date") among l0x Marketing ("Tenant"), and TCU Properties II, LLC, a Utah limited liability company ("Landlord").

1. Lease Grant and Term. Landlord, in consideration of the rent to be paid and the other covenants and agreements to be performed by Tenant, dose hereby lease, demise and let unto Tenant certain premises (the "Premises") located in Building A (the "Building") of Canyon Park Technology Center (the "Park") as shown in Exhibit A and Exhibit B hereto commencing on the 1st day of July 2005 (the "Commencement Date") and ending on midnight on the last day of the month of June 30, 2008 (the "Term"). In addition to the Premises, Tenant shall have reasonable access to and use of all access ways, lobbies, lavatories, hallways, and parking areas common to the Premises and other areas of the Building (the "Common Areas"), provided that any use of the Common Areas shall he subject to the rules and regulations set forth in Exhibit C hereto and any other reasonable rules and regulations as Landlord may establish from time to time and provide to Tenant in writing.

2. Rent. Tenant shall pay to Landlord the sum of $6,194.25 (the "Rent") each month in advance on the first day of each month in lawful money of the United States to Landlord at 1501 N technology way Building A, Suite 3300 Orem, Utah 84097 (or such other address as Landlord shall designate in writing to Tenant) without notice or demand and without any abatement, deduction or set-off, for each month of the entire Term. The Rent for the first month shall be payable by Tenant to Landlord upon the execution of this Lease. The next monthly installment of Rent shall be due and payable without demand beginning on the first day of the calendar month immediately following the month in which the Commencement Date occurs and continuing thereafter on or before the first day of each succeeding calendar month during the Lease Term. Rent for any fractional month at the beginning of the Lease Term shall be prorated based on one-three hundred sixty fifth (1/365) of the current annual Rent for each day of the partial month this Lease is in effect. If all of any sum due under this Lease is not received by its due date, then Tenant shall pay, in addition to the sum owed, a late payment charge equal to ten percent (10%) of the sum (or portion thereof) which is overdue. If a check remitted to pay any sum due to Landlord hereunder shall not be honored upon presentment for payment, then Tenant in addition to the amount owed, shall pay to Landlord on demand a fee of five percent (5%) of the amount owed.

3. Security Deposit. The Security Deposit equal to $6,423.67 month of Rent is due upon execution of the Lease. Landlord shall hold the Security Deposit without liability for interest and as security for the performance by Tenant of Tenant's obligations under this Lease. Tenant agrees that such deposit will not be considered an advance payment of rental or a measure of Landlord's damages in case of default by Tenant. Landlord may, from time to time, without prejudice to any other remedy, use such deposit to make good any arrearage in any amount due hereunder and to reimburse Landlord for any other damage, injury, expense or liability caused to Landlord by any breach of this Lease. Following any such application of the Security Deposit, Tenant shall pay to


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Landlord on demand the amount so applied in order to restore the Security
Deposit to its original amount.

4. Utilities, Services and Furniture. Subject to the following limitations, landlord shall furnish Tenant while Tenant is occupying the Premises and performing all of its obligations under this Lease (i) heating, ventilation, and air conditioning ("HVAC") in season, during customary business hours as reasonably defined by Landlord, and at such temperatures and in such amounts as are reasonably considered by Landlord to be standard; (ii) janitorial service to the Common Areas and Premises as is reasonably considered by Landlord to be standard on weekdays other than Holidays (as hereinafter defined) and such window-washing as may from time to time in Landlord's judgment reasonably be required; (iii) elevator service in common with other tenant; (iv) replacement of Building standard light bulbs and fluorescent tubes; and (v) electric power in the Premises sufficient to furnish power for lighting, personal computers, typewriters, voice writers, calculating machines and other machines of similar low electrical consumption standard to executive offices. Also, Landlord shall maintain the Common Areas of the Building in reasonably good order and condition; provided, however, that Tenant shall reimburse Landlord for the cost of repairing any damage to such areas occasioned by Tenant, or its employees, contractors, agents or invitees. Landlord's Obligation to make available the utilities described in this paragraph 4 is subject to the rules and regulations of the suppliers of utilities and of any municipal or other governmental authority regulating the business of providing utility services. Landlord shall not be responsible or liable to Tenant for any loss, damage or expense that Tenant may sustain or incur if either the quality or character of any utility services is changed. Landlord failure to any extent to make available, or any slowdown, stoppage or interruption of, the service set forth in this Paragraph 4 resulting from any cause beyond Landlord's control shall not render Landlord liable in any respect for damage to person, property or business, nor be construed an eviction of Teanat or work an abatement of Rent, nor relive Tenant from fulfilling any covenant or agreement hereof; however, Landlord shall use reasonable efforts (and shall not be required to employ any workers at overtime rates) to resume said services in a timely manner. Subject to availability, Landlord shall provide furniture for the Premises at no additional cost from existing inventory in the Park, provided such furniture is not being used by Landlord or other tenants or is not reasonably reserved for other tenants. Tenant is responsible for any damage to such furniture used by Tenant, normal wear and tear excepted

5. Condition of Premises. TENANT EXPRESSLY ACKNOWLEDGES THAT (A) TENANT HAS THOROUGHLY EXAMINED THE PREMISES AND TAKES AND ACCEPT THE PREMISES IN ITS "AS IS" CONDITION ON THE COMMENCEMENT DATE, (B) LANDLORD AND LANDLORD'S AGENTS AND EMPLOYEES HAVE MADE NO REPRESENTATIONS OR WARRANTIES AS TO THE CONDITION OF THE PREMISES, THE BUILDING, THE PROPERTY OR THE PARK NOR HAS LANDLORD MADE ANY COMMITMENTS TO REMODEL, REPAIR OR REDECORATE, EXCEPT AS EXPRESSLY SET FORTH HEREIN AND (C) LANDLORD EXPRESSLY DISCLAIMS ANY IMPLIED WARRANTY THAT THE PREMISES ARE SUITABLE FOR TENANTS INTENDED COMMERCIAL PURPOSE. TENANT EXPRESSLY WAIVES AND RELEASES LANDLORD FROM ANY IMPLIED WARRANTY NOT SET HEREIN


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6. Permitted Use. Tenant shall use the Premises only for executive offices (the
"Permitted Use"). Tenants shall not occupy or use the Premises, or permit any portion of the Premises to be occupied or used, for any business or purpose other than the permitted Use or for any use or purpose which is unlawful in part or in whole or deemed by Landlord to be disreputable in any manner, nor permit anything to be done that will in any way invalidate or increase the rate of insurance on the Building or its contents. Tenants shall promptly upon demand reimburse Landlord for any additional premium charged for any such insurance by reason of Tenant's failure to comply with the provisions of this Paragraph. Tenant will conduct its business and control its agents, employees and invitees in such a manner as not to create any nuisance, interfere with, annoy or disturb other tenants or interfere with Landlord in the management of the Building, the Property or the Park. Tenant will maintain the Premises in a clean, healthful and safe condition and will comply with all laws, ordinances, orders, rules, regulations, or restrictions of or recorded by all state, federal, municipal and other agencies or bodied having jurisdiction over the Premises and governing the use, condition or occupancy of the Premises, whether existing as of the Commencement Date or enacted subsequent thereto.

7. Repairs and Alterations. Tenants shall keep and maintain the Premises in a good, clean condition of repair and maintenance. Tenant shall not damage or injure the Premises. Tenant further agrees not to commit or allow any waste or damage to be committed on any portion of the Building or Premises, and at the termination of this Lease, by lapse of time or otherwise. Tenant shall deliver up the Premises to Landlord in as good condition as at the Commencement Date., ordinary wear and tear expected. Tenant shall not, without the prior written consent of Landlord, paint, install lightning or decorations (except wall hangings), or install any signs, window or door lettering or advertising media of any type on or about the Building or Premises, or any part thereof, or make any other alterations, improvements or physical additions in or to the Building or Premises, or any part thereof. At the termination of the Lease, at Landlord's option and subject to the Landlord's right to retain improvements desired by Landlord, Tenant shall remove its alterations, additions, and improvements, and restore any portions of the Premises altered, added to, or improved by Tenant to the original condition.

8. Assignment and Subletting. Tenant shall not, either voluntarily or by operation of law, assign all or any portion of this Lease, nor sublet the Premises or any part thereof, nor permit the Premises or any part thereof to be occupied by any person other than Tenant or Tenant's employees, without the Prior written consent of Landlord.

9. Indemnity. Landlord shall not be liable or responsible to Tenant for any loss or damage to any property or person occasioned by theft, act of a God, public enemy, injunction, riot, strike, insurrection, war, court order, requisition or order of governmental body or authority, or for any damage or inconvenience that may arise through repair or alteration of any part of the Building or any part of the Park, or failure to make any such repairs unless caused by the gross negligence or willful misconduct of Landlord. In addition, Landlord shall not be liable to Tenant, or to Tenant's agents, servants, employees, customers or invitees for, and Tenant shall indemnify, defend and hold harmless Landlord of and form, all fines, suits, claims, demand, losses,


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

liabilities, actions and costs (including court costs and attorneys' fees, at trial and on appeal) arising in whole or in part from (i) any injury to person or damage to property caused by any act, omission or neglect of Tenant, Tenant's agents, servants, employees, customers or invitees, (ii) Tenant's use of the Premises or the conduct of Tenant's business or profession, (iii) any activity, work, or thing done, permitted or suffered by Tenant in or about the Premises or
(iv) any breach or default in the performance of any obligation on Tenant's part to be performed under the terms of this lease.

          (a) Tenant shall defend, indemnify and hold harmless Landlord, its affiliates and its or their officers, directors, employees and agents, ("Landlord's Indemnities") from and against any and all claims arising from or in connection with (i) any act or any condition created in the Premises by Tenant or Tenant's agents, employees, invitees or contractors, or (ii) any accident, bodily injury (including death) or damage to property, including damage to property or injury of Tenant or its employees, agents, contractors, or invitees occurring in the Premises, unless (i) caused by the gross negligence of Landlord, its agents, employees, or contractors, or (ii) caused by or relating to any breach or default by Landlord in the full and prompt performance of Landlord's obligations under this Lease which remains uncured beyond a reasonable period of time after Landlord is given notice thereof by Tenant.

          (b) Notwithstanding any provision to the contrary, Tenant shall look solely to Landlord's interests in the Park in the event of any claim against Landlord arising out of this Lease. No other properties or assets of Landlord or any agent or employee of Landlord shall be subject to levy, execution or other enforcement procedures for the satisfaction of any remedy of Tenant arising out of this Lease. Landlord in no event shall be liable for consequential damages arising out of any loss of use of the Demised Premises or any equipment or facilities therein by Tenant or any person claiming through Tenant.

          (c) Tenant shall maintain a policy of comprehensive general liability insurance pertaining to its use and occupancy of the Premises hereunder, with the premiums thereof fully paid in advance, issued by and binding upon a solvent insurance company qualified to do business in the State of Utah, such insurance to name Landlord as an additional insured. Such policy shall afford minimum protection of not less One Million and No/100 Dollars ($1,000,000.00) combined single limit for bodily injury, death to any one person, or property damage in any one occurrence. Additionally, Tenant shall obtain and maintain "all risk" insurance in respect to Tenant's stock in trade, fixtures, furnishings, floor covering, equipment and all other property of Tenant in the Premises, insuring 100% insurable value of such property. Landlord and the Tenant hereby waive any and all rights of recovery against the other or against the officers, agents, employees, and representatives of loss or damage occasioned to the Tenant or its property of others under its control, to the extent that such loss or damage is covered under any insurance policies carried by the Landlord or the Tenant, as the case may be, and in force at the time of such loss or damage.

10. Subordination. This Lease and all rights of Tenant hereunder are and shall be subject and subordinate to any deeds of trust, mortgages or other instruments of security ("Security


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

Instruments"), as well as to any ground leases or primary leases ("Master Leases"), that now or hereafter cover any of the Property or any interest of Landlord therein, and to any and all advances made on the security thereof, and to any and all increases, renewals, modifications, consolidations, replacements and extensions thereof. Landlord hereby expressly reserves the right, at its option and declaration, to place Security Instruments and Master Leases on and against any of the Building or Premises or any interest of Landlord therein, superior in effect to this Lease and the estate created hereby. This clause shall be self-operative and no further instrument of subordination need be required, however, upon Landlord's request, or upon the request of any holder (a "Holder") under any Security Instrument, or of any lessor (a "Lessor") under any Master Lease, Tenant shall execute promptly any instrument (including without limitation an amendment to this Lease that does not materially and adversely affect Tenant's rights or duties under this Lease) or instruments intended to subordinate this Lease or to evidence the subordination of this Lease to any such Security Instrument or Master Lease. Tenant hereby appoints Landlord Tenant's attorney in fact to execute any such instrument for and on behalf of Tenant. In the event of the enforcement by a Holder under any Security Instrument of the remedies provided for by law or by such Security Instrument, or in the event of the termination of any Master Lease, the Holder or the Lessor may terminate this Lease or may continue this Lease in full force and effect as a direct lease between such Holder or Lessor and Tenant. If the Holder or Lessor continues this lease, Tenant will attorn to and automatically become the tenant of such successor in interest without change in the terms or other provisions of this Lease (Tenant hereby waiving any right Tenant may have to terminate this Lease or surrender possession of the Premises) and this Lease shall continue in full force and effect; provided, however, that such successor in interest shall not be bound by or liable for (i) any payment of Rent for more than one month in advance, (ii) any amendment or modification of this Lease made without the written consent of such Holder, Lessor or successor in interest, or (iii) any offset, claim or cause of action which Tenant may have against Landlord relating to the period which is prior to the time Tenant becomes the tenant of such successor in interest. Upon request by any Holder, Lessor or successor in interest to either, Tenant shall execute and deliver an instrument confirming this attornment herein provided for. Tenant agrees that any Holder or Lessor may at any time subordinate any rights, which Holder or Lessor may hold to the rights of Tenant under this Lease.

11. Rules and Regulation. Tenant shall comply fully with the rules and regulations of the Building and the Park attached hereto as Exhibit C, and any applicable restrictive covenants, which may be attached hereto as Exhibit D, which exhibits are made a part hereof as though fully set out herein. Tenant shall further be responsible for the compliance with such rules and regulations by the employees, servants, agents, contractors, visitors and invitees of Tenant. Landlord reserves the right to amend or rescind any of the rules and regulations and to make such other and further rules and regulations as in its reasonable judgment shall from time to time be prudent in the operation and management of the Premises, the Building, and/or the Park, which rules and regulations shall be binding upon Tenant upon notice to Tenant of same.

12. Inspection and Access. Landlord and its officers, agents and representatives shall have the right to enter into and upon any and all parts of the Premises at all reasonable hours (or, if


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any emergency, at any hour) for all reasonable purposes, including without limitation making repairs or alterations, inspecting the Premises, and showing the Premises to prospective tenants, purchasers or lenders.

13. Condemnation and Casualty. If any or all of the Premises shall be taken by any public or quasi-public authority under the power of condemnation, eminent domain or expropriation, or in the event of conveyance of all of the Premises in lieu thereof, this Lease shall terminate as of the day possession shall be taken by such authority. All awards and compensation for any taking or conveyance, whether for the whole or a part of the Premises or Building, shall be property of Landlord, and Tenant hereby assigns to Landlord all of Tenant's right, title and interest in and to any and all such awards and compensation. If the Premises or the Building shall be destroyed or materially damaged and Landlord is unable to restore the Premises or the Building to an acceptable condition within a reasonable amount of time, then either party may terminate this Lease by notice to the other within thirty (30) days after the occurrence of the casualty, and this Lease shall terminate as of the date of the casualty.

14. Holding Over. Should Tenant hold over in the Premises after the expiration of the Lease Term, such tenancy shall constitute and be construed as a tenancy at will at a rental equal to the Rent plus fifty percent (50%) of such amount, subject to the other terms and conditions of this Lease. The inclusion of the preceding sentence shall not be construed as Landlord's consent for Tenant to hold over.

15. Unauthorized Tenancy. Tenant shall not occupy space in the Building that is not included under the Terms of the Lease. Should Tenant occupy such space in the Building that is not include under the Terms of the Lease, such occupancy shall constitute and be construed as a tenancy at will at a rental equal to the Rent plus fifty percent (50%) of such amount, subject to the other terms and conditions of this Lease. The inclusion of the preceding sentence shall not be construed as Landlord's consent for Tenant to occupy space that is not included under this Lease.

16. Default. If Tenant or Guarantor (i) fails to pay when due any Rent or other sum payable by Tenant hereunder and such failure continues for a period of three
(3) days after written notice to Tenant by Landlord, (ii) fails to comply with or observe any other provision of this Lease within fifteen (15) days after delivery to Tenant of notice thereof, (iii) makes a transfer in fraud of creditors or an assignment for the benefit of creditors, (iv) files or is named as a debtor in a bankruptcy petition, or (v) shall abandon or vacate or fails to utilize or vacate any portion of the Premises for the Permitted Use for ten (10) or more consecutive days, (vi) fails to execute an Estoppels Certificate in the form and time period requested by Landlord pursuant to Paragraph 19, (vii) Tenant shall do or permit to be done anything which create a lien upon the Premises which is not removed within twenty (20) days after its creation. Landlord may pursue any and all remedies which it may then have hereunder or at law or in equity, including, without limitation the following:

          (a) Without releasing Tenant from liability for the remainder of the Term, Landlord may Terminate this Lease, in which event Tenant immediately shall surrender the

Premises to Landlord, and if Tenants fails to do so, Landlord may, without prejudice to any other remedy which it may have for possession or arrearage in rent, enter upon and take possession of the Premises. Tenant agrees to pay to Landlord on demand the amount of all loss, cost, expense and damage which Landlord may suffer or incur by reason of such termination, including without limitation any loss caused by Landlord's inability (after a commercially reasonable effort) to relet the Premises on terms or conditions reasonably satisfactorily to Landlord.

          (b) Without releasing Tenant from liability for the remainder of the Term, Landlord may enter upon and take possession of the Premises by virtue of the laws of the State of Utah for summary proceedings for possession of real estate or such other proceeding as may be applicable, and if Landlord so elects, relet all or any part of the Premises on such terms as Landlord shall deem advisable (including, without limitation, such concessions and free rent as Landlord deems necessary or desirable) and receive and retain all of the rent therefor; and Tenant agrees (i) to pay to Landlord on demand any deficiency that may arise by reason of such reletting for the remainder of the Lease Term, and
(ii) that Tenant shall not be entitled to any rents or other payments are in excess of the amounts that would otherwise be payable to Landlord under this Lease. Tenant shall be liable immediately to Landlord for all costs Landlord incurs in reletting the Premises, including, without limitation, broker's commissions, reasonable attorneys' fees incurred in connection with the reletting and in connection with Tenant's default hereunder, expenses of repairing, altering and remodeling the Premises required by the reletting, and like costs. Tenant expressly acknowledges that Landlord has no duty to relet the Premises, that Landlord may offer all or any part of the Premises for any period, to any tenant and for any use which Landlord may elect, and that Landlord may offer for lease any vacant space in the Project Building prior to offering the Premises for lease.

          (c) Landlord may make such payments or enter upon the Premises, and perform whatever Tenant is obligated to pay or perform under the terms of this Lease; and Tenant agrees to reimburse Landlord on demand for any expenditures and expenses (together with interest thereon at the rate of eighteen percent (18%) from the date paid by Landlord) which Landlord may make or incur in thus effecting compliance with Tenant's obligations under this Lease.

          (d) If Landlord takes possession of the Premises as permitted herein, Landlord may keep in place and use all furniture, fixtures and equipment at the Premises, including that which is owned by or leased to Tenant at all times prior to any foreclosure thereon by Landlord or repossession thereof by a lessor or third party having a lien thereon. Tenant shall pay to Landlord all costs incurred by Landlord in connection with any removal, disposal, or storage of Tenant's personal property and shall indemnify and hold Landlord harmless from all loss, damage, cost, expense and liability in connection with such removal, disposal, or storage. Landlord's rights herein are in addition to any other rights Landlord may have at law or equity.

17. Landlord's Liability. Landlord shall not be in default under this Lease unless and until it fails to perform an obligation hereunder within fifteen (15) days after written notice by Tenant to

Landlord specifying the obligation which Landlord has not performed. However, if Landlord's obligation reasonably requires more than 15 days for its performance, Landlord shall not be in default if it commences performance within such 15 day period and uses reasonable efforts to complete the same. Tenant has no right to claim any nature of lien against the Building or to withhold, deduct from or offset against any Rent or other sums to be paid to Landlord. All obligations of Landlord hereunder are binding upon Landlord only during the period of its ownership of the Building or Premises. The term "Landlord" means only the owner, for the time being, of the Building or Premises. In the event of the transfer by such owner of its interest in the Building or Premises, such owner shall thereupon be released and discharged from all covenants and obligations of Landlord thereafter accruing, but such covenants and obligations shall be binding during the Lease Term upon each now owner for the duration of such owner's ownership. Any liability of Landlord to Tenant relating to this Lease shall be limited to the interest of Landlord in the Premises, and Landlord shall not be personally liable for any deficiency.

18. Attorneys' Fees. In the event that any action or proceeding is brought to enforce any term, covenant or condition of this Lease on the part of Landlord or Tenant, the prevailing party in such action or proceeding shall be entitled to reasonable attorney's fees to be fixed by the court therein.

19. Estoppel Certificates. Tenant agrees to furnish from time to time when requested by (a) Landlord, (b) a Holder or a Lessor, or (c) any prospective Holder, Lessor or purchaser of the Building, a certificate signed by Tenant confirming such factual certifications and representations as to the terms and conditions of this Lease and amendments, if any, as may be deemed appropriate by Landlord or any such Holder, Lessor, or purchaser, and Tenant shall, within fifteen (15) days following Tenant's receipt of said proposed certificate from Landlord, return a fully executed copy of said certificate to Landlord. In the event Tenant fails to return a fully executed copy of such certificate to Landlord within said fifteen-day period, then Tenant conclusively shall be deemed to have approved and confirmed all of the terms, certifications and representations contained in such certificate.

20. Notices. Any notice, request or documents (excluding Rent and other payments) permitted or required to be delivered hereunder must be in writing and shall be deemed delivered upon receipt if actually received and whether or not received when deposited in the United States mail, postage prepaid, certified mail (with return receipt requested), addressed to Tenant and Landlord (with a copy to Landlord's Counsel) at the respective addresses set forth in this paragraph or at such other address as either of said parties have theretofore specified by written notice delivered in accordance herewith. To be effective, any notice sent to Landlord must also be sent to Landlord's Counsel.

Address of Landlord:   Attn: Allen Finlinson
                       Canyon Park Management
                       1501 N Technology Way
                       Suite 3300

                      Orem, Utah 84097
                      Telephone: (801) 764-0005 ex. 399

Landlord's Counsel:   Attn: Monte Deere
                      Bennett Tueller Johnson & Deere
                      3865 S. Wasatch Blvd., Suite 300
                      Salt Lake City, Utah 84109

Address of Tenant:    Attn:
                      Curtis R. Porritt
                      1569 N. Technology Way
                      Orem, Utah 84097

21. Severability. If any clause or provision of this Lease is illegal, invalid or unenforceable under present or future laws effective during the Lease Term, it is the intention of the parties hereto that (i) the remainder of this Lease shall not be affected thereby and (ii) in lieu of each clause or provision of this Lease that is illegal, invalid or unenforceable, there be added as a part of this Lease a clause or provision as similar as possible in terms to such invalidated clause or provision as may be legal, valid and enforceable.

22. Amendments; No Waiver; Binding Effect. This Lease may not be altered, changed or amended, except by instrument in writing signed by both parties hereto. No provision of this Lease shall be deemed to have been waived by Landlord or Tenant unless such waiver be in writing signed by the party making the waiver and addressed to the other party, noR shall any custom or practice which may evolve between the parties in the administration of the terms hereof be construed to waive or lessen the right of Landlord to insist upon the performance by Tenant in strict accordance with the terms hereof. The terms and conditions contained in this Lease shall apply to, inure to the benefit of, and be binding upon the parties hereto, and upon their respective successors in interest and legal representatives, except as otherwise herein expressly provided.

23. Quiet Enjoyment. Tenant shall peaceably and quietly hold and enjoy the Premises for the Lease Term, without hindrance from Landlord or Landlord's successors or assigns, subject to (i) the terms and conditions of this Lease, including the performance by Tenant of all of the terms and conditions of this Lease to be performed by Tenant, including the payment of rent and other amounts due hereunder, and (ii) actions and claims of any person or entity holding superior title to that of Landlord, including, but not by way of limitation, any person or entity who holds an interest in the Premises to which the leasehold interests created by this Lease is subordinate.

24. Miscellaneous.

          (a) Each and every covenant and agreement contained in this Lease is, and shall be construed to be, a separate and independent covenant and agreement.

          (b) Neither Landlord nor Landlord's agents or brokers have made any representations or promises with respect to the Building or Premises, or any portion thereof, except as herein expressly set forth and no rights, easements or licenses are acquired by Tenant by implication or otherwise except as expressly set forth in the provisions of this lease.

          (c) This lease shall be subject to any all easements, rights-of-way, covenants, liens, conditions, restrictions, outstanding mineral interest and royalty interests, if any, relating to the Park, to the extent, and only to the extent, same still may be in force and effect and either shown of record in the Office of the County Clerk of Utah County, Utah or apparent on the Building or Premises.

          (d) Tenant shall not record this lease.

          (e) If Tenant is a corporation or association, Tenant shall deliver to Landlord upon execution of this Lease a certified copy of a resolution of its board of directors or executive committee authorizing the execution of this Lease and naming the officers who are authorized to execute this Lease on behalf of Tenant. Notwithstanding the preceding sentence, Tenant shall be bound by the signature of any officer of Tenant purporting to have the necessary authority to sign this Lease, but Landlord may elect to terminate this Lease if Landlord has not received and approved the form of such a resolution within sixty (60) days of the execution of this lease.

          (f) Tenant acknowledges that certain of Landlord's employees and security vendors will, in response to a signal by Tenant or Landlord, assemble to address an emergency anywhere in the Park. None of these personnel will be held liable by Tenant for any actions taken in responding to an emergency in the Park; further, Tenant shall indemnify and hold Landlord, its agents and employees harmless from and against any and all claims brought by Tenant's employees, contractors, agents or invitees and any of their dependents, heirs successors or assigns arising out of any act or omission, including negligence, of the members of the Emergency Control Force which may occur while carrying out their duties in responding to an emergency in the Park.

          (g) All payments required to be made hereunder shall constitute additional Rent hereunder. Landlord shall have the same rights and remedies with respect to the non-payment of additional Rent as it is with respect to the non-payment of Rent.

25. Force Majeure. If Landlord is delayed in performing an obligation of Landlord hereunder as a result of strikes, lockouts, shortages of labor, fuel or materials, acts of God, legal requirements, fire or other casualty, or any other cause beyond Landlord's control, then performance such obligation shall be extended by the number of days equivalent to the number of days of such delay. Landlord shall not be required to settle or compromise any strike, lockout or other labor disputes, the resolution thereof being within the sole discretion of Landlord.

26. Access Control Services. Landlord currently provides basic access control services, which include card access, security patrols and limited camera surveillance. Landlord shall provide access cards for Tenant and Tenant's employees, without charge but subject to change without notice, to Tenant at the beginning of the Lease Term. There will be a $25.00 charge, subject to adjustment without notice, to the Tenant for each additional card or for any card that needs to be replaced or changed for any reason or that is not returned at the end of the Lease. Landlord will provide two keys to the locks on the corridor doors entering the Premises, with additional keys to be furnished by the Landlord at Tenant's expense. Landlord reserves the right to change these services upon notice. Landlord shall not be held liable for any failure to provide security services or take other security measures for the Building or Park.

28. Exhibits. All exhibits and attachments referred to in this Lease and the exhibits listed below and attached hereto are incorporated into this Lease and made a part hereof for all intents and purposes as if fully set out herein. All capitalized terms used in such documents shall, unless otherwise defined therein, have the same meanings as are set forth herein.

          Exhibit A - Site Plan of Park Showing Building

          Exhibit B - Floor Plan of Premises located in the Building

          Exhibit C - Rules and Regulations

          Exhibit D - Restrictive Covenants deemed Rules and Regulations

          Exhibit E - Operating Expenses

     This Lease is hereby executed by Landlord, Tenant, and Guarantor as of the date first written above.

LANDLORD: TCU Properties II, LLC, a Utah Limited
          Liability company

          By: Technology Center of Utah Management
          Company, Inc., a Utah corporation,
          Manager of TCU Management II, LLC


          By: /s/ Allen Finlinson
              ------------------------------------
          Name: Allen Finlinson
          Title: Vice President-GM
          Date: July 26, 2005


TENANT:   10X Marketing a Utah LLC


          By: /s/ Curtis R. Porritt
              ------------------------------------
          Name: Curtis R. Porritt
          Title: President
          Date: July 26, 2005

                                    EXHIBIT C

                              RULES AND REGULATIONS

     The following rules and regulations shall apply, where applicable, to the Building or Premises and the Park and to each portion thereof:

     1. Smoking will not be permitted within the Building or any other Park Building. No tenant or tenant's agent, employee, invitee or contractor may smoke anywhere on the Land other than areas outside the Building which are expressly designated as smoking areas.

     2. Sidewalks, doorways, vestibules, halls, stairways and other similar areas shall not be obstructed by tenants or used by any tenant for any purpose other than ingress and egress to and from that tenant's premises and for going from one to another part of the Park.

     3. Plumbing, fixtures and appliances shall be used only for the purposes for which designed, and no sweepings, rubbish, rags or other unsuitable material shall be thrown or placed therein. Damage resulting to any such fixtures or appliances from misuse by a tenant or such tenant's agents, employees or invitees shall be paid by such tenant and landlord shall not in any case be responsible therefore.

     4. No signs, advertisements or notices shall be painted or affixed on or to any windows or doors or other exterior part of the Building (or be visible from any pubic or common area) unless they are of such color, size and style and in such places as shall be first approved in writing by Landlord. Landlord, at each tenant's sole cost and expense, shall install all letters or numbers by or on doors in such tenant's premises which letters or numbers shall be in Building standard graphics. No nails, hooks or screws shall be driven or inserted in any part of the Building outside the premises except by any Building maintenance personnel nor shall any part of any Building be defaced by tenants. No curtains or other window treatment shall be placed between the glass and the Building standard window treatments.

     5. One key to the locks on the corridor doors entering each tenant's premises shall be furnished by Landlord free of charge, with any additional keys to be furnished by Landlord to each tenant, at such tenant's cost. Landlord shall provide all locks for other doors in each tenant's premises, at the cost of such tenant, and no tenant shall place any additional lock or locks on any door in or to its premises without Landlord's prior written consent. All such keys shall remain the property of Landlord. Each tenant shall give to Landlord the explanation of the combination of all locks for safes, safe cabinets and vault doors, if any, in such tenant's premises.

     6. With respect to work being performed by tenants in any premises with the approval of Landlord, all tenants will refer all contractors, contractor's representatives and installation technicians rending any service to them to Landlord for Landlord'd supervision, approval and control before the performance of any contractual services. This provision shall apply to all work performed in the Building including, but not limited to, installations of telephones, telegraph equipment, electrical devices and attachments, doors, entrances, and any and all installations of every nature affecting floors, walls, woodwork, trim, windows, ceilings, equipment and any other physical portion of the Building.

     7. Movement in or out of the Building of furniture or office equipment, or dispatch or receipt by tenants of any bulky material or merchandise which requires use of elevators or stairways, or movement through the Building entrances or lobby shall be restricted to such hours as Landlord shall designate. All such movements shall be made under the supervision of Landlord and in the manner agreed between the tenants and Landlord by prearrangement before performance. Such prearrangement initiated by a tenant will include Landlord's determination, and to be subject to Landlord's decision and control, as to the time, method, and routing of movement and as to limitations for safety or other concern which may prohibit any article, equipment or any other item from being brought into the Building. Tenants shall assume all risk as to the damage to articles moved and injury to persons or public engaged or not engaged in such movement, including movement, property and personnel of Landlord if damaged or injured as a result of acts in connection with carrying out this service for a tenant from time of entering the Building or Premises to completion of work; and Landlord shall not be liable for acts of any person engaged in, or any damage or loss to any of said property or persons resulting from, any act in connection with such service performed for a tenant.

     8. Landlord may prescribe the weight and position of safes and other heavy equipment or items, which shall in all case, to distribute weight, stand on suppoting devices approved by Landlord. All damages done to the Building by the installation or removal of any property of tenant, or done by a tenant's property while in the Building, shall be repaired at the expense of such tenant. Each tenant shall shall bear all costs incurred by Landlord or such tenant in determining the feasibility or actual installation of any heavy equipment. A tenant shall notify the Building manager when safes or other heavy equipment. A shall notify the Building Manager when safes or other heavy equipment are to be taken in or out of the Building, and the moving shall be done under the supervision of the Building Manager, after written permission from Landlord, Perons employed to move such property must be acceptable to Landlord.

     9. Coridor doors, when not in use, shall be kept closed.

     10. Each tenant shall cooperate with Landlord's with Landlord's employees in keeping its premises neat and clean.

     11. Landlord shall be in no way responsible to the tenants, their agents, employees or invitees for any loss of property from the premises or public areas or for any damages to any property thereon from any cause whatsoever.

     12. To ensure orderly operation of the Building, no ice, mineral or other water, towels, newspapers, etc. shall be delivered to any premises except by persons appointed or approved by Landlord in writing.

     13. Should a tenant require telegraphic, telephonic, annunciator or other communication service, Landlord will direct the electrician where and how wires are to be introduced and placed and none shall be introduced or placed except as Landlord shall direct. Except as provided in each tenant's lease, electric current shall not be used for heating or nonstandard power requirements without Landlord's prior written permission.

     14. Tenant shall not make or permit any improper, objectionable or unpleasant noises or odors in the Building or otherwise interfere in any way with other tenants or persons having business with them.

     15. Nothing shall be swept or thrown into the corridors, halls, elevator shafts or stairways. No birds or animals shall be brought into or kept in, on or about any tenant's premises, except as may be allowed by law.

     16. No machinery of any kind shall be operated by any tenant in its premises without the prior written consent of Landlord, nor shall any tenant use or keep in the Building any inflammable or explosive fluid or substance.

     17. No portion of any tenant's premises shall at any time be used or occupied as sleeping or lodging quarters.

     18. Each tenant and its agents, employees and invites shall park only in those areas designated by Landlord for parking and shall not park on any public or private streets contiguous to, surrounding or in the vicinity of the Building without Landlord's prior written consent.

     19. Landlord will not be responsible for lost or stolen property, money or jewelry from any tenant's premises or public or common areas regardless of whether such loss occurs when the area is locked against entry or not.

                                   EXHIBIT E

                               OPERATING EXPENSES

     In addition to the Basic Rental payable by Tenant under this Lease, Tenant shall pay additional rent determined as follows:

     (1) The Operating Expenses (as hereinafter defined) attributable to the Premises shall be computed by multiplying the "Operating Expenses Per Square Foot of RA" (as defined in Paragraph (7) below) by the RA of the Premises. For the purposes of this Exhibit E, the term "Operating Expenses" shall mean the sum of (i) any and all costs, expenses and disbursements of every kind and character, which Landlord shall incur, pay or become obligated to pay in connection with the ownership of any estate or interest in, operation, maintenance, repair, replacement and security of the Applicable Leased Buildings (as hereafter defined), or any portion thereof and (ii) the Applicable Share (as hereunder defined) of all costs, expenses and disbursements of every kind and character which Landlord shall incur, pay or become obligated to pay in connection with the ownership, operation, maintenance, repair, replacement and security of the Shared Park Facilities in each instance, determined in accordance with generally accepted accounting principles consistently applied, including but not limited to the following:

     (a) Wages, salaries and other benefits of all employees of Landlord and/or any managing agent who are engaged in the operation, repair, replacement, maintenance and security of the Applicable Leased Building and/or the Shared Park Facilities and any property manager for the Park (including without limitation, payroll, unemployment, social security and other taxes, insurance, vacation, holiday and sick pay and other fringe benefits, but excluding any profit sharing benefits) management fees of any managing agent of the Applicable Leased Buildings and/or the Shared Park Facilities and legal fees and expenses incurred in connection with the Applicable Leased Building and/or the Shared Park Facilities.

     (b) All supplies, equipment and materials used in the operation, maintenance, repair, replacement and security of all or any portion of the Applicable Leased Building and/or the Shared Park Facilities. A charge for depreciation of equipment so used may be included in Operating Expenses.

     (c) Annual cost of all capital improvements made to the Applicable Leased Building and/or the Shared Park Facilities which although capital in nature can reasonably be expected to reduce the normal operating costs of the Applicable Leased Building and/or the Shared Park Facilities, as well as all capital improvements made in order to comply with any statutes, rules, regulations or directives of any governmental authority relating to energy conservation, public safety or security or access for disabled individuals, as amortized (with interest on the unamortized balance at the market rate then generally available for such improvements) over the useful life of such improvements by Landlords for federal income tax purposes.

     (d) Cost of all utilities, other than the cost of excess or individually metered utilities supplied to tenants of the Applicable Leased Buildings which is actually reimbursed to Landlord by such tenants.

     (e) Cost of all maintenance and service agreements on equipment relating to or in the Applicable Leased Buildings and/or the Shared Park Facilities, including without limitation alarm service, HVAC service, security service, and elevator maintenance, and window cleaning for the Applicable Leased Buildings and/or Shared Park Facilities.

     (f) Cost of casualty, rental abatement and liability insurance applicable to the Applicable Leased Building and/or the Shared Park Facilities and Landlord's personal property, equipment and fixtures used in connection therewith, together with any other insurance deemed necessary or desirable by Landlord or any holder of a lien secured by the Property, including any deductible under any policy of insurance.

     (g) Cost of repairs, replacements and general maintenance of the Applicable Leased Buildings and/or the Shared Park Facilities or any portion thereof.

     (h) Cost of service or maintenance contracts for the operation, maintenance, repair, replacement or security of the Applicable Leased Buildings and/or the Shared Park Facilities or any portion thereof, including without limitation janitorial and cleaning contracts.

     (i) Any costs incurred by reason of easements or restrictions affecting all or any portion of the Applicable Leased Buildings and/or the Shared Park Facilities (including without limitation any fees, charges or assessments of any property owners association) and any costs incurred in the operation, maintenance, repair, replacement and security of the common and public areas on or serving the Property, or any portion thereof, including, but not limited to, the parking garages or parking facilities serving the Applicable Leased Buildings and/or Shared Park Facilities.

"Operating Expenses" shall not include capital improvements made to the Applicable Leased Buildings and/or the Shared Park Facilities, other than (A) capital improvements described in subparagraph (1)(c) above and (B) items which, though capital for accounting purposes, are properly considered maintenance and repair items (such as painting of common areas, replacement of carpet, and the like), or payments made by Tenant or other tenants of the Applicable Leased Buildings, either to third parties or to Landlord, under agreements for direct reimbursement for services.

"Operating Expenses" shall also not include the following expenses: (i) Taxes,
(ii) costs with respect to services for which Landlord is reimbursed by tenants of the Applicable Leased Buildings (other than pursuant to an operating expense escalation provision) provided such service is not of a type being supplied by Landlord to Tenant under this Lease

     (2) For purposes of determining "Excess Taxes" (as such term is defined in the Basic Lease Information), "Taxes Per Square Foot of RA" shall mean Taxes, (hereinafter defined) attributable to the Applicable Leased Buildings divided by the aggregate rentable square feet of office space in the Applicable Leased Buildings. As used herein, the term "Taxes" shall mean all taxes and assessments and government charges whether federal, state, county or municipal, and whether they be by taxing districts or authorities presently taxing or by others, subsequently created or otherwise, and any other taxes or assessments attributable to the Applicable Leased Buildings and its operations, excluding, however, federal and state taxes on income (except as specifically permitted by this subparagraph (2), together with all costs and expenses of contesting the validity or amount of such taxes and assessments. If at any time during the Lease Term, the present method of taxation shall be changed so that in lieu of or in addition to the whole or any part of the Taxes, there shall be levied, assessed or imposed on Landlord a capital levy or other tax directly on the rents received therefrom and/or a franchise tax, assessment, levy or charge measured by or based, in whole or in part, upon such rents of the Applicable Leased Buildings, then all such taxes, assessments, levies or charges, or the part thereof so measured or based, shall be deemed to be included within the term "Taxes" for purposes of the Exhibit E. Notwithstanding the foregoing, if during any calendar year the Applicable Leased Buildings are not separately taxed from other portions of the Park, then the term Taxes per Square Foot of RA shall be deemed equal to the Taxes for the entire Park multiplied by Applicable Share and divided by the aggregate rentable square feet in the Applicable Leased Buildings.

     (3) During the Lease Term, Tenant shall pay as a component of the Adjusted Rental, the Excess Operating Expenses and the Excess Taxes (both as defined in the Basic Lease Information). With respect to each calendar year during the Lease Term commencing with calendar year 2003, Landlord shall have the option of making a good faith estimate of the Excess

Operating Expenses and the Excess Taxes for the calendar year in question or the upcoming calendar year as the case may be, and upon thirty (30) days written notice to Tenant may require that Tenant pay said estimated Excess Operating Expenses and estimated Excess Taxes in equal monthly installments in the manner and at the times set forth in Paragraph 3 of the Lease for payment of the Adjusted Rental. Alternatively, Landlord may require payment of the Excess Operating Expenses and the Excess Taxes in a lump sum at the time when the Operating Expenses and Taxes are available for each calendar year. For purposes of calculating the Excess Operating Expenses and the Excess Taxes payable with respect to any fractional calendar year during the Lease Term, Landlord may either (i) estimate Operating Expenses and Taxes for the portion of the Lease Term during such partial year, or (ii) estimate Operating Expenses and Taxes for the entire calendar year and reduce the same to an amount bearing the same proportion to the full amount of estimated Operating Expenses and estimated Taxes for such year as the number of days in such fractional calendar year bears to the total number of days in such full calendar year. All payments of Excess Operating Expenses and Excess Taxes based upon an estimate of Landlord shall be subject to adjustment as more particularly described in Paragraph 3 of this Exhibit E.

(4) On or before May 1 of each calendar year during the Lease Term (or of the calendar year immediately succeeding the termination of this Lease), or as soon thereafter as practical, Landlord shall furnish to Tenant a statement of the Operating Expenses, the Operating Expenses Per Square Foot of RA and the RA of the Premises for the previous calendar year. If Tenant's total payments of Excess Operating Expenses for any calendar year (or portion thereof) during the Lease Term (based on Landlord's estimate of the Excess Operating Expenses) exceed the Excess Operating Expenses actually due during such year (or portion thereof), then Landlord, at Landlord's sole option, either shall credit to Tenant's account or shall refund to Tenant any overpayment. Likewise, Tenant shall pay to Landlord within ten (10) days after written demand, the amount by which the Excess Operating Expenses for any calendar year (or portion thereof) during the Lease Term, exceed the Excess Operating Expenses payments received by Landlord from Tenant for such calendar Year (or portion thereof).

(5) Definitions. As used herein,

     (a) the term "Applicable Leased Buildings" shall mean Building __ as shown on the site plan for the Park provided that (i) if any of said Buildings shall not be occupied by at least one tenant of Landlord for at least 180 days during any calendar year, then such Building shall not be deemed an Applicable Leased Building for such calendar year and
          (ii) if any Park Building other than the Buildings listed above shall be occupied by at least one tenant of Landlord for at least one tenant of Landlord for at least 180 days during any calendar year then such Building shall be deemed an Applicable Leased Building for such calendar year;

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     (b)  the term "Applicable Share" shall mean ____%, provided that if the RA of any Applicable Leased Building or any Park Building shall increase or decrease such percentage shall be appropriately modified, it being the intent of the parties that Applicable Share shall mean the aggregate RA of the Applicable Leased Buildings divided by the RA of all Park Buildings; and

     (c) the term "Operating Expenses Per Square Foot of RA" shall mean Operating Expenses during the calendar year in question divided by the aggregate RA of the Applicable Leased Buildings.